                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89403) of Infinity Broadcasting Corporation of our report dated June 27, 2000 relating to the financial statements of Outdoor Systems, Inc. 401(k) Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

Phoenix, AZ
June 28, 2000